                                                        EXHIBIT 10.21

THIS INSTRUMENT PREPARED BY:
ROBERT L. MANLY, ESQUIRE
AKERMAN, SENTERFITT & EIDSON, P.A.
POST OFFICE BOX 231
ORLANDO, FLORIDA  32802-0231
Return to:
Peter J. Fides, II, Esquire
Greenberg, Traurig, Hoffman, Lipoff,
   Rosen & Quentel, P.A.
111 North Orange Avenue, Suite 875
Orlando, Florida 32801

                   LEASEHOLD MORTGAGE AND SECURITY AGREEMENT


          THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (the "Mortgage" or the "Leasehold Mortgage") executed and delivered as of the 7th day of March, 1996, by:

        AIRTRAN AIRWAYS, INC., a Delaware corporation, 6280 Hazeltine National Drive, Orlando, Florida 32822 (hereinafter referred to as the "Mortgagor"),

                                       to

        SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Orlando, Florida 32801 (hereinafter referred to as the "Mortgagee");


                              W I T N E S S E T H:


          That in consideration of the premises and in order to secure (collectively, the "Obligations"):


                  A. The payment of:

                           (i) The principal, interest and any other sums
                  whatsoever payable at any time on that certain Term Note dated of even date herewith from the Mortgagor and Airways Corporation, a Delaware corporation (hereinafter individually, the "Borrower" and collectively, the "Borrowers") to the Mortgagee in the face amount of $2,000,000.00, as said note may be amended, changed, modified, renewed or substituted for from time to time (the "Note"),


         This Leasehold Mortgage Deed and Security Agreement is exempt from the incurrence of intangible tax because it is a leasehold mortgage and not a fee mortgage.

                           (ii) All of the other obligations due the Mortgagee
                  under this Leasehold Mortgage,

                           (iii) All of the obligations due the Mortgagee under
                  that certain Security Agreement from the Mortgagor to the Mortgagee of even date herewith (the "Security Agreement"),

                           (iv) All other obligations due the Mortgagee under
                  any other document or agreement executed in connection with the Note or the loan evidenced thereby and secured hereby (the "Loan Documents"); and

                  B. The performance and observance of:

                           (i) All the provisions of this Leasehold Mortgage,

                           (ii) All the provisions of the Note,

                           (iii) All the provisions of the Security Agreement
                  and each other Loan Document, and

the Mortgagor hereby grants, sells, warrants, conveys, assigns, transfers, mortgages and sets over and confirms unto the Mortgagee, all of the Mortgagor's estate, right, title and interest in and to:

          A. The Mortgagor's leasehold estate (the "Leasehold Interest") in the real property (the "Real Property") situate in Orange County, Florida, and more particularly described on Exhibit "A" attached hereto pursuant to and by virtue of that certain Orlando Tradeport Maintenance Hangar Lease Agreement dated December 11, 1989 by and between the Greater Orlando Aviation Authority ("GOAA") and Page Avjet Corporation ("PAC"), as amended by Amendment No. 1 dated June 22, 1990 by and between GOAA and PAC and as assigned to Owner by instrument dated February 29, 1996 by and among Owner, PAC and Page Avjet Holding Corporation, and as amended by Agreement and Second Amendment dated January 25, 1996 by and between GOAA and Owner (collectively, the "Lease")

          B.    TOGETHER WITH the following (collectively, the "Additional
Property")

              (i) The Mortgagor's leasehold interest in all buildings, structures and improvements now or hereafter located on said Real Property and all fixtures, equipment (excluding aircraft), machinery, electrical and plumbing fixtures and lines, air conditioning and heating equipment, now or hereafter located and situate therein and leased to the Mortgagor by virtue of the Lease, and any replacements thereof; and

              (ii) All furnishings, furniture, goods, machinery, apparatus, equipment, fittings, dies, motors, parts (including spare parts and repair parts) and tools, together with all fittings, accessories, accessions, additions, modifications, improvements, equipment and special tools now or hereafter affixed to any or any part of the foregoing or used in connection with any part of the foregoing and all replacements of any part thereof, and any tangible personal property (excluding aircraft) of every kind and nature whatsoever of the Mortgagor now or hereafter located or situate on the Real Property or in any buildings or improvements located upon the Real Property, or any part thereof, or used or usable or intended to be used in connection therewith, or with the operation of the Real Property, all additions, improvements and betterments thereto or thereof, all substitutions and replacements therefor and all products and Proceeds of any of the foregoing, and any and all tenements, hereditaments, easements, and appurtenances thereunto belonging or in any way appertaining, and all claims and demands, in law or in equity, of the Mortgagor in and to any of the foregoing; and

              (iii) All deposits made with, or other security given to, utility companies by the Mortgagor or any other person on behalf of the Mortgagor with respect to the Real Property, all of the Mortgagor's rights relating to the Real Property or the operation thereof, or used in connection therewith, including without limitation, all rights to any permits, licenses, authorizations and approvals granted to or otherwise held by the Mortgagor in regard to the Real Property, all rights of the Mortgagor to any contracts relating to the Real Property and all engineering, architectural and other plans, drawings and specifications in connection therewith, and all other intangible rights of the Mortgagor relating to the Real Property or used or usable in connection therewith,

(the foregoing Leasehold Interest and Additional Property hereinafter referred to collectively as the "Mortgaged Property"). To the extent any of the Mortgaged Property is deemed to be personal property or fixtures under the Florida Uniform Commercial Code, the Mortgagor does hereby grant to the Mortgagee a security interest in all of said personal property and fixtures.

         TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, with the reversion and reversions thereof, and all the estate, right, title, interest, homestead, possession, claim and demand whatsoever, as well in law as in equity, of the Mortgagor and unto the same, and every part thereof, with the appurtenances of the Mortgagor in and to the same, and every part and parcel thereof unto the Mortgagee.

          The Mortgagor warrants that the Mortgagor has a good and marketable title to and indefeasible fee estate in the Mortgaged Property subject to no lien, mortgage, security interest or any other encumbrance of any nature whatsoever except for the permitted encumbrances (the "Permitted Encumbrances") defined below, and the Mortgagor covenants that this Mortgage is and will remain a valid and enforceable mortgage on the Mortgaged Property subject only to the Permitted Encumbrances. The Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. The Mortgagor will preserve such title and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons whomsoever.

          The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every one of such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

          PROVIDED, HOWEVER, that if the Mortgagor shall pay or cause to be paid to Mortgagee the indebtedness in the principal sum of $2,000,000.00 as evidenced by the Note, from which the Mortgagor has directly benefitted, executed by the Mortgagor and payable to the order of the Mortgagee, with interest and upon the terms as provided therein, together with all other sums advanced by the Mortgagee to or on behalf of the Mortgagor pursuant to the Note, any other Loan Documents or this Mortgage, or otherwise due and owing by the Mortgagor to the Mortgagee at any time, and all of the other Obligations as set forth above and secured hereby, and shall perform all other covenants and conditions of the Note, all of the terms of which Note are incorporated herein by reference as though set forth fully herein, and of any renewal, extension or modification thereof, and of this Mortgage, the other Loan Documents and such other Obligations, then this Mortgage and the estate hereby created shall cease and terminate. The Mortgagor further covenants and agrees with the Mortgagee as follows:

         1. PAYMENT OF NOTE. The Mortgagor shall pay all sums, including interest secured hereby, when due as provided for in the Note and any renewal, extension or modification thereof and in this Mortgage, all such sums to be payable in lawful money of the United States of America at the Mortgagee's aforesaid principal office or at such other place as the Mortgagee may designate from time to time in writing. As set forth above, the term "Note" means and includes any and all amendments, changes, modifications, renewals, replacements and substitutions of or to said Note.

         2. PAYMENT OF TAXES AND FEES ON OR RELATED TO MORTGAGED PROPERTY. The Mortgagor shall pay when due, and before any delinquency or default shall occur, and without requiring any notice from the Mortgagee, all taxes, assessments, dues, charges (including utility charge), fees, levies, fines, impositions, liabilities, obligations and encumbrances of any type or nature and other charges levied or assessed against the Mortgaged Property or any part thereof or this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property and, in each case shall produce receipts therefor upon demand.

         3. PAYMENT OF ENCUMBRANCES. The Mortgagor shall immediately pay and discharge (or transfer in full to a bond) any lien (except for Permitted Encumbrances) against the Mortgaged Property which may be or become superior to this Mortgage and shall not permit any default or delinquency on any other lien, against the Mortgaged Property (including Permitted Encumbrances). In regard to any Permitted Encumbrances, the Mortgagor shall at all times keep current and not default under any Permitted Encumbrance.

         4. MONTHLY DEPOSITS FOR TAXES AND INSURANCE. If required by the Mortgagee, the Mortgagor shall make monthly deposits with the Mortgagee, in a non-interest bearing account, together with and in addition to payments of interest and principal due under the Note, of a sum equal to one-twelfth of the yearly taxes and assessments which may be levied against the Mortgaged Property and for which the Mortgagor is or may be liable, if any, and (if so required) one-twelfth of the yearly premiums for insurance thereon. The amount of such taxes, assessments and premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by the Mortgagee to pay such taxes, assessments and premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by the Mortgagor to the Mortgagee on demand. If, by reason of any default by the Mortgagor under any provision of this Mortgage, the Mortgagee declares all sums secured hereby to be due and payable, the Mortgagee may then apply any funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to taxes, assessments and insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. The Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to the Mortgagor in writing. While any such waiver is in effect, the Mortgagor shall pay taxes, assessments and insurance premiums as herein elsewhere provided.

         5. PAYMENT OF TAXES AND ASSESSMENTS ON MORTGAGE. The Mortgagor shall promptly pay all taxes and assessments assessed or levied under and by virtue of any state, federal or municipal law or regulation hereafter passed against the Mortgagee upon this Mortgage or the debt hereby secured, or upon its interest under this Mortgage, provided however, that in the event of the passage of any such law or regulation imposing a tax or assessment against the Mortgagee upon this Mortgage or the debt secured hereby, that the entire indebtedness secured by this Mortgage shall thereupon become immediately due and payable at the option of the Mortgagee.

         6. INSURANCE. The Mortgagor shall keep the Mortgaged Property insured against loss or damage by fire, and all perils insured against by an extended coverage endorsement, and such other risks and perils as the Mortgagee in its discretion may require, and shall comply, at all times, with all insurance requirements. The policy or policies of such insurance shall be in the form in general use from time to time in the locality in which the Mortgaged Property is situated, shall be in such amount as the Mortgagee may reasonably require, shall be issued by a company or companies licensed in the State of Florida and rated "A" or better according to the current Best's Key Rating Guide, shall contain a standard mortgagee clause with loss payable to the Mortgagee by New York Standard or Union Standard long form endorsements and shall specifically provide that the same shall not be canceled or modified adversely to the interest of the Mortgagee without thirty (30) days prior written notice to the Mortgagee by the insurer. Whenever required by the Mortgagee, such policies shall be delivered immediately to and held by the Mortgagee. Any and all amounts received by Mortgagee under any of such policies may be applied by the Mortgagee on the indebtedness secured hereby in such manner as the Mortgagee may, in its sole discretion, elect or, at the option of the Mortgagee, the entire amount so received or any part thereof may be released. Neither the application nor the release of any such amounts shall cure or waive any default under this Mortgage. Upon exercise of the power of sale given in this Mortgage or other acquisition of the Mortgaged Property or any part thereof by the Mortgagee, such policies shall become the absolute property of the Mortgagee.

         7. ZONING. The Mortgagor hereby represents, covenants and warrants that all applicable zoning laws, ordinances and regulations affecting the Real Property and the buildings, structures and improvements located thereto permit the use and occupancy thereof as an aircraft maintenance hangar facility.

         8. CONSENT TO CHANGES IN MORTGAGED PROPERTY AND THE LEASE. The Mortgagor shall first obtain the written consent of the Mortgagee, which consent shall not be unreasonably withheld before: (a) removing or demolishing any building now or hereafter erected on the Mortgaged Property; (b) altering the arrangement, design or structural character thereof; (c) making any repairs which involve the removal of structural parts or the exposure of the interior of such building to the elements; (d) removing or exchanging any tangible personal property which is part of the Mortgaged Property; or (e) entering into any amendments, modifications, supplements, renewals or replacements of the Lease.

         9. MAINTENANCE OF MORTGAGED PROPERTY. The Mortgagor shall maintain the Mortgaged Property in good condition and repair, including but not limited, to the making of such repairs as the Mortgagee may from time to time determine to be necessary for the preservation of the Mortgaged Property, and shall not commit or permit any waste thereof. The Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to the Mortgagor.

         10. COMPLIANCE WITH LAWS, THE LEASE, ETC. The Mortgagor shall comply with all laws, statutes, ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property, including, without limitation, to the extent applicable, The Americans With Disabilities Act of 1990 (42 U.S.C.
Section 12101 et seq) and the Florida Americans With Disabilities Accessibility Implementation Act, and all rules and regulations promulgated thereunder, as such laws, rules and regulations may from time to time be amended or modified, all Environmental Laws (as defined in the Environmental Indemnification Agreement (the "Environmental Agreement") by and between the Mortgagor and the Mortgagee of even date herewith) and all easements, restrictive covenants and conditions that may be applicable to the Mortgaged Property and shall not cause or permit any violation thereof. The Mortgagor shall comply with all of the terms and conditions of the Lease and timely perform its obligations thereunder, including payment of all lease payments required thereby and shall promptly provide Mortgagee with notice of any default or claim of default under the Lease on the part of either party thereto.

         11. FAILURE TO PAY ENCUMBRANCES/MAINTAIN PROPERTY. If the Mortgagor fails (i) to pay any claim, lien or encumbrance on the Mortgaged Property, regardless of whether it is superior or junior to this Mortgage, (provided, however, this clause shall not by itself authorize or permit any placement of a junior encumbrance on the Mortgaged Property), (ii) to pay when due, any tax or assessment or insurance premium, (iii) to keep and maintain the Mortgaged Property in repair, or shall commit or permit waste, then the Mortgagee, may at its option, may, but is not required to, pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and take such action therein as the Mortgagee deems advisable, and for any of such purposes the Mortgagee may advance such sums of money, including all costs, reasonable attorneys' fees and other items of expense as it deems necessary and all of such sums of money shall be secured by the lien of this Mortgage. The Mortgagee shall be the sole judge of the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium and of the amount necessary to be paid in satisfaction thereof. The Mortgagee shall not be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges, expenses or otherwise.

         12. PAYMENT OF ADVANCES. The Mortgagor will pay to the Mortgagee, immediately and without demand, all sums of money advanced by the Mortgagee to protect the security hereof pursuant to this Mortgage, including without limitation all costs reasonably incurred by the Mortgagee in evaluating or correcting dangerous, harmful or unlawful conditions found to exist on or about the Mortgaged Property, reasonable attorneys' fees and other items of expense, together with interest on each such advance at the rate of interest otherwise provided herein, and all such sums and interest thereon shall be secured hereby.

         13. AMOUNTS ABSOLUTELY DUE. The Mortgagor shall pay all sums of money secured hereby without any relief whatever from any valuation or appraisement laws.

         14. SPECIAL CONDITIONS. During the term of this Mortgage and the obligations secured hereby, the Mortgagor shall comply with the following additional special conditions:

                  (a) The Mortgagor shall not incur any other indebtedness or contingent liabilities and will not enter into any operating leases, or create, suffer or permit any other lien or security interest against any of its assets now or hereafter in existence, if the cumulative effect of the foregoing will cause Mortgagor to violate any of the special conditions set forth in this paragraph 14 without the Mortgagee's prior written consent.

                  (b) In the event of default or an Event of Default hereunder or under any of the Obligations secured hereby, the Mortgagee shall have the option, in its sole discretion, of requiring the Borrowers to provide cash collateral in the amount of the outstanding balance from time to time of the Note. In the event the Mortgagee elects to require such additional cash collateral, the Borrowers shall provide such additional collateral to the Mortgagee within five (5) days of the request therefor by the Mortgagee and shall execute any documents considered necessary by Mortgagee or its counsel in connection therewith.

                  (c) The Borrowers shall establish and maintain at the Mortgagee a cash collateral account and shall assign said account to the Mortgagee as additional security for the Obligations secured hereby. Such account shall at all times have a balance in the amount of at least the equivalent of twenty-four (24) then current monthly lease payments under the Lease from time to time.

                  (d) The Borrowers shall comply with the following financial covenants and ratios on a consolidated basis, which shall be determined by the Mortgagee from the Borrowers' financial statements provided to the Mortgagee in accordance with this Mortgage, and all terms not defined in this subparagraph (d) shall be defined and determined in accordance with generally accepted accounting principles, consistently applied:

                      (i) Funded Debt to Tangible Net Worth Ratio. The ratio of
                the Borrowers' funded debt to tangible net worth shall not exceed 1.0:1, tested quarterly. Funded debt shall be defined as interest-bearing debt plus capitalized lease obligations.

                      (ii) Current Ratio. The Borrowers' current ratio tested
                quarterly shall equal or exceed 1.0:1
                on the last day of each calendar quarter through December 31, 1996 and 1.2:1 on March 31, 1997 and on the last day of each calendar quarter thereafter .

                      (iii) Debt Service Coverage Ratio. The Borrowers' debt
                service coverage ratio shall be equal to or greater than 1.5:1, tested quarterly, at the end of each calendar quarter, beginning March 31, 1997. Debt Service Coverage Ratio for any given time period shall be defined as the ratio of the sum of Borrowers' net income plus non-cash charges divided by the current maturities of long term debt.

                      (iv) Minimum Net Worth. The Borrowers' net worth as at
                fiscal year end March 31, 1996 shall equal or exceed $22,000,000.00, and as at the end of each fiscal year thereafter Borrowers' minimum net worth shall increase by (i) seventy-five percent (75%) of after tax net income for such fiscal year commencing with the fiscal year ending March 31, 1997; and (ii) one hundred percent (100%) of the net proceeds of any equity offering. For example, assuming no equity offering, if the actual net worth on March 31, 1996 is $25,000,000.00 and the preceding year's after tax net income is $1,000,000.00, then the new minimum net worth requirement for March 31, 1997 would be $22,750,000.00.

                      (v) Minimum Unencumbered Cash. The Borrowers' unencumbered cash shall equal or exceed $5,000,000.00, tested quarterly.

                  (e) The Borrowers shall maintain their primary bank accounts and banking relationships with the Mortgagee.

         15. EVENTS OF DEFAULT. Each and all of the following shall each constitute an event of default (an "Event of Default") hereunder:

                  (a) A default occurs under the Note.

                  (b) A default occurs under paragraphs 6, 12 or 14 of this Mortgage.

                  (c) A default occurs under any other term or condition of this Mortgage and, if capable of being remedied, such default shall remain unremedied for 30 days after the earlier of (i) Borrowers' obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrowers by Mortgagee.

                  (d) A default occurs under the terms and conditions of the Security Agreement or any other Loan Document.

                  (e) A default occurs under the terms and conditions of that certain Letter of Credit Facility Agreement of even date herewith by and among the Mortgagee, the Mortgagor and AIRWAYS CORPORATION, a Delaware corporation, and an affiliate of the Mortgagor.

                  (f) The occurrence of a default under the Lease which is not cured within any applicable cure period.

                  (g) The Lease is terminated or not renewed for any reason whatsoever.

                  (h) If the Federal Aviation Administration shall at any time during the term of this Mortgage restrict the ability of the Mortgagor to fly its regularly scheduled routes on a regular basis or otherwise restrict the Mortgagor's ability to operate its business as presently conducted.

         16. REMEDIES UPON DEFAULT. Upon the happening and during the continuance of any Event of Default, the Mortgagor may exercise to any one or more of the following remedies, each of which shall be cumulative:

                  (a) All of the indebtedness secured hereby shall become and be immediately due and payable at the option of the Mortgagee, without notice or demand which are hereby expressly waived, in which event the Mortgagee may (but shall be under no duty or obligation to) avail itself of all rights and remedies, at law or in equity, including without limitation, those available to a secured party upon default under the Florida Uniform Commercial Code;

                  (b) This Mortgage may be foreclosed with all rights and remedies afforded by the laws of the State of Florida and the failure to make any landlords party defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby;

                  (c) Any other remedies provided by law or under any other loan document including the Note or any other Loan Documents.

In connection with the exercise of any such remedies, the Mortgagor shall pay all costs and expenses incurred by the

Mortgagee in (i) enforcing this Mortgage, (ii) preserving, securing or protecting the Mortgaged Property, (iii) evaluating any conditions on or about the Mortgaged Property, including environmental assessments, surveys or studies,
(iv) realizing upon the Mortgaged Property or any part thereof, and (v) collecting any of the indebtedness secured hereby, including without limitation reasonable attorneys' fees whether suit is brought or not and whether incurred in connection with collection, at trial, on rehearing, retrial or appeal, in bankruptcy or otherwise.

         17. DEFAULT INTEREST/LATE CHARGES/INTEREST ON ADVANCES. The Mortgagor further agrees to pay as follows:

                  (a) Upon the occurrence of any default, the indebtedness secured hereby shall bear interest without notice or demand at the default rate of interest set forth in the Note, from and after the date of any such default of the Mortgagor.

                  (b) If the Note provides for installment payments, the Mortgagee may, at its option, collect a late charge as may be provided for in the Note, to reimburse the Mortgagee for expenses in collecting and servicing such installment payments.

                  (c) If the Mortgagee should extend any advances for or in behalf of the Mortgagor, the Mortgaged Property, or otherwise as permitted under this Mortgage.

         18. RIGHT TO RECEIVER ON DEFAULT. Upon the happening and during the continuance of any Event of Default:

                  (a) The Mortgagee is authorized at any time, without notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof, subject to the Lease, and to exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers, records and accounts of Mortgagor and to perform any acts the Mortgagee deems necessary or proper to conserve the security; and

                  (b) Upon such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and from time to time, make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property, insure or keep the Mortgaged Property insured, manage and operate the Mortgaged Property and exercise all rights and powers of Mortgagor in its name or otherwise with respect to the same and enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee in its reasonable judgment from time to time may determine; and Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and

                  (c) The Mortgagee shall be entitled, as a matter of strict right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of the Mortgagor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of and operate the Mortgaged Property, collect the income, revenues, rents, issues and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida.

In either such case, the Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property which is a part of the Mortgaged Property and used by the Mortgagor in or arising from the sale, rental or leasing thereof or any part thereof. The expense (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. The Mortgagee shall (after payment of all costs and expenses incurred) apply such income, revenues, rents, issues, proceeds and profits received by it on the indebtedness secured hereby in such order as the Mortgagee determines. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the income, revenues, rents, issues, proceeds and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The Mortgagee shall be liable to account only for such income, revenues, rents, issues, proceeds and profits actually received by the Mortgagee.

         19. CUMULATIVE RIGHTS ON DEFAULT. If the indebtedness secured hereby is now or hereafter further secured by mortgages, security interests, financing statements, pledges, contracts of guaranty, assignments of leases or other securities, or if the Mortgaged Property hereby encumbered consists of more than one parcel of real property, the Mortgagee may, at its option, exhaust any one or more of said securities and security hereunder, or such parcels of the security hereunder, either concurrently or independently, and in such order as it may determine. All such remedies may be exercised by the Mortgagee without any marshalling of assets, which marshalling of assets the Mortgagor does hereby expressly waive.

         20. FUTURE ADVANCES. This Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of the Mortgagee or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the Mortgagee or otherwise, may be made either prior to or after the due date of the Note or any other Obligations secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to the Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum principal amount set forth in this paragraph) in whatever manner this indebtedness may be evidenced or represented until this Mortgage is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by the Mortgagee to the Mortgagor under this future advance clause. The Mortgagor agrees that it will not, without the consent of the Mortgagee, execute and record any notice limiting the right of the Mortgagee to make or the Mortgagor to accept future advances hereunder.

         21. NO WAIVER. No delay by the Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default hereunder. No waiver by the Mortgagee of any Event of Default shall constitute a waiver of or consent to subsequent Events of Default. No failure of the Mortgagee to exercise any option herein given to accelerate maturity of the debt hereby secured; no forbearance by the Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceedings by the Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt hereby secured by reason of any past, present or future default on the part of the Mortgagor; and, in like manner, the procurement of insurance or the payment of taxes or other liens or encumbrances by the Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

         22. RELEASE RIGHTS OF MORTGAGEE. Without affecting the liability of the Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

                  (a) Release any person liable for payment of all or any part of the indebtedness evidenced by the Note or for performance of any of the other Obligations;

                  (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness evidenced by the Note, or modifying or waiving any of the other Obligations, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

                  (c) Exercise or refrain from exercising or waive any right the Mortgagee may have;

                  (d) Accept additional security of any kind; and

                  (e) Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

         23. NO FURTHER LIENS OR ENCUMBRANCES. The Mortgagor shall not, without the Mortgagee's consent, which consent shall not be unreasonably withheld, grant to any other person whatsoever any lien, mortgage or any other encumbrance whatsoever on any of the Mortgaged Property. Any attempt by the Mortgagor to do so shall constitute a default hereunder. Further, any such mortgage or encumbrance shall be invalid and shall not constitute any lien on the Mortgaged Property. Included within the term "Mortgaged Property" is the express right of the Mortgagor to grant to any third party any further interest or right in the Mortgaged Property, whether by virtue of any junior encumbrance, easement, etc.

         24. PRIORITY OVER FUTURE LIENS OR ENCUMBRANCES. Any amendment or modification of this Mortgage hereafter made by the Mortgagor and the Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any Lien on the Mortgaged Property arising subsequent to the date of this Mortgage (provided, however, that this clause shall not by itself authorize or permit any subsequent liens or encumbrances on the Mortgaged Property which are otherwise prohibited under the terms of this Mortgage).

         25. CONDEMNATION. In the event of condemnation proceedings of the Mortgaged Property or any part thereof, the award or compensation payable thereunder is hereby assigned to and shall be paid to the Mortgagee. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, the Mortgagee may be represented by counsel selected by the Mortgagee. The proceeds of any award or compensation so received shall, at the option of the Mortgagee, either be applied to the prepayment of the Note and at the rate of interest provided therein, regardless of the rate of interest payable on the award by the condemning authority, or at the option of the Mortgagee, such award shall be paid over to the Mortgagor for restoration of the Mortgaged Property.

         26. DUE ON SALE. The loan evidenced by the Note and secured by this Mortgage is personal to the Mortgagor and the Mortgagee made the loan to the Mortgagor based upon the credit of the Mortgagor and the Mortgagee's judgment of the ability of the Mortgagor to repay all sums due under this Mortgage, and therefore this Mortgage may not be assumed by any subsequent holder of an interest in the Mortgaged Property. If all or any part of the Mortgaged Property or any interest therein, is sold, conveyed, transferred (including a transfer by agreement for deed or land contract), abandoned or further encumbered by the Mortgagor or if the Mortgagor shall cease operating an aircraft maintenance hangar facility on the Real Property, without the Mortgagee's prior written consent, excluding partial releases of portions of the Mortgaged Property as provided herein, then in that event the Mortgagee may declare all sums secured by this Mortgage immediately due and payable.

         27. SEVERABILITY. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, and this Mortgage shall then be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest allowed by the law of the State of Florida.

         28. SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind, and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto; provided, however, that this paragraph shall not of itself authorize the Mortgagor to sell or transfer the Mortgaged Property.

         29. MISCELLANEOUS. Wherever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders. If more than one Mortgagor executes this Mortgage, the term "Mortgagor" includes each of the mortgagors, and all covenants, agreements and undertakings hereunder shall be joint and several. Time is of the essence of this Mortgage. The captions set forth to the paragraphs in this Mortgage are for convenience only and do not limit, expand or define the terms and conditions of this Mortgage.

         30. FINANCIAL STATEMENTS OF THE MORTGAGOR. During the term of this Mortgage, each Borrower shall furnish the Mortgagee (a) annually, (i) within ninety (90) days of the expiration of its fiscal year, an audited financial statement of such Borrower, containing the unqualified opinion of a Certified Public Accountant acceptable to the Mortgagee, together with (A) a certification of the Chief Financial Officer of the Borrowers that no default exists under the loan documents or any other obligations of such Borrower to the Mortgagee and
(B) a certificate confirming the Borrowers' compliance with all financial covenants and ratios, in form and substance acceptable to the Mortgagee and certified to the Mortgagee by an authorized financial officer of such Borrower,
(ii) promptly upon receipt thereof, a copy of any management letters submitted to either Borrower by its independent Certified Public Accountant, and (iii) within thirty (30) days after their filing, copies of such Borrower's Federal Income Tax Return; (b) on a quarterly basis, an internally prepared Form 10Q filed with the Securities and Exchange Commission within forty-five (45) days of the end of each calendar quarter, certified to the Mortgagee by an authorized financial officer of such Borrower; and (c) with reasonable promptness, such other financial information as the Mortgagee may request.

         31. GOOD STANDING OF THE MORTGAGOR. The Mortgagor represents and warrants that it is now and will be during the term of this Mortgage a duly formed and validly existing corporation in the state of its incorporation, and is fully qualified to do business in the State of Florida, with full power and authority to consummate the loan secured hereby.

         32. PERMITTED ENCUMBRANCES. The Mortgage granted hereby is not subject to any encumbrance, mortgage, security interest or any other lien of any nature whatsoever on the Mortgaged Property except for the following Permitted Encumbrances;

                  (a) Taxes and assessments occurring subsequent to December 31, 1995 (provided, however, this shall not relieve the Mortgagor of its obligation to pay said taxes and assessments as set forth herein).

                  (b) Matters as set forth in that certain First American Title Insurance Company title commitment issued on February 7, 1996 under Commitment No. FA-CC-95.03899(B).

         33. ADDITIONAL AMOUNTS SECURED BY MORTGAGE. This Mortgage secures, in addition to amounts due under the Note and as otherwise set forth in this Mortgage, any and all amounts which may be expended or incurred by the Mortgagee in connection with the Mortgaged Property including, but not limited to, the costs for any appraisals, title updates or searches, environmental audits or reviews including, but not limited to, any matters under the Environmental Agreement, all regardless of whether or not any default has occurred.

         34. WAIVER OF JURY TRIAL. THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVES ITS RIGHT TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS MORTGAGE, THE NOTE, THE LOAN DOCUMENTS, OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION WITH THE LOAN SECURED BY THIS MORTGAGE.

         35. COMPLETE AGREEMENT. This Mortgage constitutes the complete agreement between the parties hereto and it may not be amended, changed or modified except by a writing signed by the party to be charged by said amendment, change or modification.

          IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage as of the day and year first above written.


Signed, sealed and delivered
in the presence of:                       AIRTRAN AIRWAYS, INC.



/s/ Peter J. Fides, II                    By: /s/ John F. Horn
-----------------------                    --------------------
(Signature of Witness)                       John F. Horn
                                             President and Chief
 Peter J. Fides, II                           Executive Officer
 ----------------------
(Print Name of Witness)
                                          (CORPORATE SEAL)

/s/ Maria L. Velez
 ----------------------
(Signature of Witness)

 Maria L. Velez
 ----------------------
(Print Name of Witness)

As to the "Mortgagor"


STATE OF FLORIDA

COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this 7th day of March, 1996, by John F. Horn, as President and Chief Executive Officer of AIRTRAN AIRWAYS, INC., a Delaware corporation, on behalf of the corporation.


                             /s/ Peter J. Fides, II
                             -----------------------------------------
                              Signature of Notary Public - State of Florida
[SEAL]
                              Peter J. Fides, II _
                              Print, type or stamp commissioned name of Notary Personally known [X] OR
                                Produced Identification [ ]
                              Type of Identification Produced:________________

                                 (NOTARIAL SEAL)

                             JOINDER BY CO-BORROWER

          The undersigned, being the co-borrower under the loan secured hereby and co-Maker of the Note, does hereby absolutely and unconditionally agree to be bound by and to comply with the terms, conditions and obligations of the foregoing Leasehold Mortgage and Security Agreement applicable to it. The obligation of the undersigned Co-Borrower shall, as set forth above, survive any repayment of the Loan, and this obligation may not be canceled in any way whatsoever by the Co-Borrower.

          Dated this 7th day of March, 1996.

Signed, sealed and delivered              AIRWAYS CORPORATION
in the presence of:


/s/ Peter J. Fides, II                    By /s/ John F. Horn
 ----------------------                      -------------------------
(Signature of Witness)                       John F. Horn
                                             President
Peter J. Fides, II
 ----------------------
(Print Name of Witness)
                                             (CORPORATE SEAL)

/s/ Maria L. Velez
 ----------------------
(Signature of Witness)

 Maria L. Velez
 ----------------------
(Print Name of Witness)

As to the Co-Borrower

STATE OF FLORIDA

COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this 7th day of March, 1996, by John F. Horn, as President of Airways Corporation, a Delaware corporation, on behalf of the corporation.


                                    /s/ Peter J. Fides, II
                                    ------------------------------------
                                    Signature of Notary Public, State of
                                     Florida

                                     Peter J. Fides, II
[SEAL]                              -----------------------------------
                                    (Print/Typed/Stamped Name of Notary
                                    Public)
                                    Personally known [X]; or, Produced
                                    Identification: [ ]; Type of
                                    Identification
                                    Produced:_________________________________

                                                      (NOTARIAL SEAL)

                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF REAL PROPERTY


         A part of Section 8, Township 24 South, Range 30 East, Orange County, Florida, being more particularly described as follows:

         Commence at the Southeast corner of said Section 8, Township 24 South, Range 30 East, (Bearings are based on the Florida Coordinate System, East Zone); thence North 89 degrees 22'42" West along the South line of said Section 8 for
986.48 feet; thence North 00 degrees 25'23" West for 1108.89 feet to a line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South 54 degrees 38'04" West along said line for 121.99 feet to the Point of Beginning; thence continue South 54 degrees 38'04" West along said line for 774.06 feet; thence South 35 degrees 21'56" East for 660.00 feet; thence North 54 degrees 38'04" East for 312.91 feet; thence North 00 degrees 25'23" West for 805.14 feet to the Point of Beginning.

         AND that certain parcel more particulary described as follows:

         Commence at the Southeast corner of said Section 8, Township 24 South, Range 30 East, Orange County Florida, (bearings are based on the Florida Coordinate System, East Zone); thence North 89 degrees 22'42" West along the South line of said Section 8 for 986.48 feet; thence North 00 degrees 25'23" West for 1108.89 feet to a line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South 54 degrees 38'04" West for
121.99 feet; thence South 00 degrees 25'23" East along said line for 686.73 feet to the Point of Beginning; thence continue North 55 degrees 00'19" East along said line for 91.00 feet; thence North 34 degrees 59'41" West for 19 feet; thence North 55 degrees 00'19" East for 85 feet; thence South 34 degrees 59'41" East for 25 feet; thence North 55 degrees 00'19" East for 55 feet; thence South 34 degrees 59'41" East for 42 feet; thence South 55 degrees 00'19" West for 55 feet; thence South 34 degrees 59'41" East for 25 feet; thence South 55 degrees 00'19" West for 45 feet; thence North 88 degrees 07'29" West for 50 feet; thence North 34 degrees 59'41" West for 23 feet; thence South 55 degrees 00'19" West for 104.78 feet; thence North 00 degrees 25'23" West for 24.29 feet to the Point of Beginning.